UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

Renalytix plc

(Exact name of registrant as specified in its Charter)

England and Wales	001-39387	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Leman Street London E1W 9US United Kingdom
(Address of principal executive offices) (Zip Code)

+44 20 3139 2910
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.0025 per ordinary share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing two ordinary shares, nominal value £0.0025 per ordinary share	RNLX	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2024, Renalytix plc (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission, announcing the appointment, on May 27, 2024, of Joel R. Jung as Interim Chief Financial Officer of the Company in connection with O. James Sterling’s resignation from his position with the Company. On June 7, 2024, in connection with his appointment as Interim Chief Financial Officer, Mr. Jung and the Company, through its subsidiary Renalytix AI, Inc., entered into a Consulting Services Agreement (the “Consulting Agreement”). Pursuant to the terms of the Consulting Agreement, Mr. Jung will receive the following compensation: (a) a monthly base salary of $8,000; and (b) options to purchase 60,000 of the Company’s ordinary shares with an exercise price per share equal to the closing price of the Company’s ordinary shares on AIM, a market operated by the London Stock Exchange, on the trading day before the date of grant vest as follows: (i) one quarter (1/4) of the options vest on August 28, 2024, and (ii) the remaining three-quarters (3/4) of the options will vest on a monthly basis over the nine (9) month period following August 28, 2024; provided that all such options shall vest upon the occurrence of certain change in control transactions The Consulting Agreement may be terminated by either party upon three months’ written notice. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
10.1	Consulting Agreement, dated as of June 7, 2024, by and among Renalytix AI, Inc. and Joel R. Jung.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

renalytix plc

Dated: June 12, 2024	By:	/s/ James McCullough
James McCullough Chief Executive Officer